Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Lewis A. Fanger, Chief Financial Officer of Full House Resorts, Inc. (the "Company"), hereby certify, that, to my knowledge:

(1)
The Annual Report on Form 10-K for the year ended December 31, 2016 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2017	By:	/s/ LEWIS A. FANGER
Lewis A. Fanger
Chief Financial Officer